Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
25.	Income Taxes

The provision (benefit) for income taxes consisted of (in thousands):

	For the Years Ended December 31,
	2010	2009	2008
	As Adjusted	As Adjusted
	(Note 1)	(Note 1)
Continuing operations:
Current:
Federal	$3,215	(67,213)	(2,880)
State	1,936	—	(1)

	5,151	(67,213)	(2,881)

Deferred:
Federal	9,056	1,031	14,308
State	(4,992)	(1,318)	4,336

	4,064	(287)	18,644

Provision (benefit) for income taxes	$9,215	(67,500)	15,763

The Company’s actual provision (benefit) for income taxes from continuing operations differs from the expected Federal income tax provision as follows (dollars in thousands):

	For the Years Ended December 31,
	2010(1) As Adjusted		2009 (1) As adjusted		2008 (1)
	(Note 1)		(Note 1)
Income tax provision at expected federal income tax rate of 35%	$(52,817)	(35.00)%	$(51,206)	(35.00)%	$(116,283)	(35.00)%
Increase (decrease) resulting from:
Provision (benefit) for state taxes, net of federal effect	(4,575)	(3.03)	(13,760)	(9.41)	(11,975)	(3.60)
Taxes related to subsidiaries not consolidated for income tax purposes	(3,496)	(2.32)	2,100	1.44	(43,000)	(12.94)
Gain on bargain purchase of Bluegreen	—	—	(63,997)	(43.74)	—	—
Increase in valuation allowance	66,790	44.26	44,861	30.66	190,516	57.34
Expired NOLs	—	—	—	—	1,281	0.39
Gain on Levitt and Sons settlement	4,031	2.67	10,182	6.96	(20,981)	(6.32)
Goodwill impairment adjustment	—	—	4,361	2.98	16,899	5.09
Tax credits	127	0.08	—	—	—	—
Tax-exempt interest income	(160)	(0.11)	(3)	(0.00)	(152)	(0.05)
Other - net	(685)	(0.45)	(38)	(0.03)	(542)	(0.16)

Provision (benefit) for income taxes	$9,215	6.11%	$(67,500)	(46.14)%	$15,763	4.74%

(1)	Expected tax is computed based upon income (loss) from continuing operations before noncontrolling interests.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and tax liabilities were (in thousands):

	December 31,
	2010	2009	2008
	As Adjusted	As Adjusted
	(Note 1)	(Note 1)
Deferred tax assets:
Allowance for loan losses, REO, tax certificate losses and write-downs for financial statement purposes	$82,076	66,846	49,642
Federal and State NOL and tax credit carryforward	394,100	284,784	141,113
Capital loss carryover	2,978	2,978	—
Investment in Levitt and Sons	—	33,082	46,393
Compensation expensed for books and deferred for tax purposes	4	194	779
Real estate inventory capitalized costs for tax purposes in excess of amounts capitalized for financial statement purposes	4,979	82,479	2,398
Real estate valuation	90,936	49,259	1,295
Accumulated other comprehensive loss, net	1,278	2,409	2,906
Share based compensation	10,861	9,164	3,982
Income recognized for tax purposes and deferred for financial statement purposes	6,846	10,334	7,510
Investment in securities	—	825	5,965
Investment in unconsolidated affiliates	828	828	11,135
Property and equipment	4,535	2,731	—
Purchase accounting adjustments for bank acquisitions	507	—	—
Other	19,176	21,368	9,143

Total gross deferred tax assets	619,104	567,281	282,261
Valuation allowance	(384,818)	(318,306)	(272,765)

Total deferred tax assets	234,287	248,975	9,496

Deferred tax liabilities:
Installment sales treatment of notes	213,153	224,941	—
Intangible assets	24,593	23,355	—
Junior subordinate notes	21,869	20,979	—
Deferred loan income	1,674	1,188	1,468
Prepaid pension expense	1,630	1,852	2,625
Property and equipment	—	—	3,073
Other	31	1,865	2,330

Total gross deferred tax liabilities	262,950	274,180	9,496

Net deferred tax (liability) asset	(28,663)	(25,205)	—
Less net deferred tax liability at beginning of period	25,205	—	(16,331)
Net deferred tax liability acquired due to purchase accounting	—	—	(39)
Acquisition of Bluegreen	—	24,029	—
Effect of a change in accounting principle	—	86	—
Adoption of ASU 2009-16 and 17	1,781	—	—
Increase in deferred tax liability from capital transactions	—	—	2,011
Reduction in deferred tax valuation allowance for continuing operations	1,311	2,777	—
Decrease in BFC’s accumulated other comprehensive income	—	—	(981)
Decrease in BankAtlantic Bancorp’s accumulated other comprehensive income	—	—	(3,304)

(Provision) benefit for deferred income taxes	$(366)	1,687	(18,644)
Less: Provision (benefit) for deferred income taxes - discontinued operations	(3,698)	(1,400)	—

(Provision) benefit for deferred income taxes - continuing operations	(4,064)	287	(18,644)

Activity in the deferred tax asset valuation allowance was (in thousands):

	For the Years Ended December 31,
	2010	2009	2008
Balance, beginning of period	$318,306	272,765	84,028
Other comprehensive income (loss)	841	792	(2,538)
Increase in deferred tax valuation allowance	66,790	44,861	190,516
Increase in deferred tax valuation allowance-discontinued operations	(526)	6,030	—
Acquisition of control of Bluegreen	—	(4,704)	—
Increase in deferred tax allowance - paid in capital	(593)	(1,438)	759

Balance, end of period	$384,818	318,306	272,765

Generally, the amount of tax expense or benefit allocated to continuing operations is determined without regard to the tax effects of other categories of income or loss, such as other comprehensive income. However, an exception to the general rule is provided when, in the presence of a valuation allowance against deferred tax assets, there is a pretax loss from continuing operations and pretax income from other categories. In such instances, income from other categories must offset the current loss from operations, the tax benefit of such offset being reflected in continuing operations. The Company reduced its deferred tax valuation allowance from continuing operations by $2.8 million during the year ended December 31, 2009 of which approximately $2.3 million was due to BankAtlantic Bancorp and $517,000 was due to BFC to reflect the future taxable income associated with unrealized gains in accumulated other comprehensive income. In 2010, BFC reduced its deferred tax valuation allowance from continuing operations by $1.3 million to reflect the future taxable income associated with BFC’s unrealized gains in accumulated other comprehensive income.

BFC and its subsidiaries evaluate their deferred tax assets to determine if valuation allowances are required. In the evaluation, management considers net operating loss carryback availability, expectations of sufficient future taxable income, trends in earnings, existence of taxable income in recent years, the future reversal of temporary differences, and available tax planning strategies that could be implemented, if required. Valuation allowances are established based on the consideration of all available evidence using a more likely than not standard. Based on evaluations, deferred tax valuation allowances of $66.8 million, $44.9 million and $190.5 million were established for the years ended December 31, 2010, 2009 and 2008, respectively.

The deferred tax asset valuation allowance may be reversed when each of the companies and their respective subsidiaries generate sufficient taxable income in the future to utilize the tax benefits of the related deferred tax assets. The majority of the benefits of the net deferred tax assets can be carried forward for 20 years and applied to offset future taxable income. The deferred tax asset valuation allowance will be reversed if and when it becomes more likely than not that BFC and its subsidiaries will generate sufficient taxable income in the future to utilize the tax benefits of the related deferred tax assets.

In November 2009, the Workers, Homeownership, and Business Assistance Act of 2009 was enacted. The act extended the net operating loss (“NOL”) carry-back period from two years to up to five years for the 2008 or the 2009 tax years. Included in the Company’s Consolidated Statements of Financial Condition at December 31, 2009 was a current income tax receivable of $31.8 resulting from BankAtlantic Bancorp’s election to carryback its 2009 NOL for five years, which was received in 2010. Also included in the Company’s Consolidated Statements of Financial Condition at December 31, 2010 and 2009 are current income tax receivables of $10.8 million and $34.6 million, respectively, resulting from Woodbridge’s election to carryback its 2008 NOL for five years. We have received approximately $29.2 million of tax refunds and expect to receive an additional $10.8 million when the final review is completed by the Internal Revenue Service. Under the terms of the Settlement Agreement entered into with the Joint Committee of Unsecured Creditors in the Chapter 11 Cases, we agreed to share with the Debtors’ Estate a portion of the tax refund attributable to periods prior to the bankruptcy. Accordingly, a liability of $11.7 million, which is the amount estimated to be due to the Debtors’ Estate under the Settlement Agreement, was established. As of December 31, 2010, $8.4 million of the $11.7 million portion of the tax refund to be paid to the Debtors’ Estate was received and placed in an escrow account. The $8.4 million amount is included as restricted cash in the Company’s Consolidated Statement of Financial Condition.

On January 1, 2007, the Company adopted the accounting guidance on uncertain income tax positions (ASC 740). These cumulative-effect adjustments represent the difference between the amount of tax benefits required to be recognized based on the application of ASC 740 and the amount of tax benefits recognized prior to the application of ASC 740. A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows (in thousands):

	For the Years Ended December 31,
	2010	2009	2008
Balance as of beginning of period	$2,583	2,571	2,559
Additions based on tax positions related to current year	—	84	542
Additions based on tax positions related to prior year	—	—	74
Lapse of Statute of Limitations	—	—	(575)
Reductions of tax positions for prior years	—	(72)	(29)

Balance as of end of period	$2,583	2,583	2,571

The recognition of these unrecognized tax benefits would result in a negligible impact to the Company’s consolidated effective tax rates for the years ended December 31, 2010, 2009 and 2008. The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense.

BFC and its wholly-owned subsidiaries file consolidated U.S. federal and Florida income tax returns. BFC and its subsidiaries file separate state income tax returns for each jurisdiction, other than Florida. Subsidiaries in which BFC owns less than 80% of the outstanding equity are not included in BFC’s consolidated U.S. federal or Florida income tax return. Upon consummation of the merger with Woodbridge on September 21, 2009, Woodbridge became a wholly-owned subsidiary of BFC and its activities are included in the Company’s consolidated tax return from the date of the merger. Prior to the merger, Woodbridge was not included in the Company’s consolidated tax return. As BFC owns less than 80% of BankAtlantic Bancorp, Bluegreen and Pizza Fusion, those companies are not included in BFC’s consolidated tax return. BFC’s deferred tax assets and liabilities, including net operating loss carryforwards are specific to BFC and may not be utilized by BankAtlantic Bancorp, Bluegreen or Pizza Fusion.

At December 31, 2010, BFC (excluding BankAtlantic Bancorp, pre-merger Woodbridge, Bluegreen and Pizza Fusion) had estimated state and federal net operating loss carryforwards of approximately $ 266.6 million (which expire from 2011 through 2030). A valuation allowance was established for these NOLs. BFC’s NOL carryforwards include approximately $12.3 million that are attributed to the exercise of stock options, and the tax benefits will be recognized in the financial statements until such deductions are utilized to reduce taxes payable. As a result of the merger of Woodbridge into BFC in September of 2009, BFC has likely undergone a “change of ownership” as that term is defined in the Internal Revenue Code. This change of ownership resulted in a significant limitation of the amount of BFC’s pre-merger net operating losses that can be utilized by BFC annually. Of the total net operating loss carryforward, approximately $83.0 million were generated by BFC prior to our merger with Woodbridge. However, Woodbridge’s pre-merger NOL’s are available to be used by BFC and are not subject to this limitation. On September 21, 2009, BFC adopted the rights agreement described in Note 31 to these audited consolidated financial statements in an attempt to protect our ability to use available NOLs to offset future taxable income.

BFC’s shift in business strategy, coupled with more recent economic developments, caused BFC to reconsider its previously disclosed tax planning strategy wherein BFC had intended to sell BankAtlantic Bancorp’s Class A Common Stock in order to generate sufficient taxable income to utilize expiring NOLs. Because BFC believes that its best long term potential is more likely to occur through the growth of the companies it controls, BFC’s current business strategy is to hold its investment in BankAtlantic Bancorp indefinitely and no longer intends to pursue such a tax planning strategy. Accordingly, based on BFC’s change in intent as to the expected manner of recovery of its investment in BankAtlantic Bancorp, BFC reversed its deferred tax liability of $29.3 million during the quarter ended September 30, 2008. BFC has the ability and intent to increase its ownership in BankAtlantic Bancorp to a level sufficient to effectuate a tax-free transaction. BFC also concluded that a valuation allowance was required because based on available evidence it was determined that it is more likely than not that all or some portion of the deferred tax asset will not be realized, and BFC is not generating sufficient taxable income to utilize the benefit of the deferred tax asset. Therefore, BFC established a valuation allowance of approximately $28.3 million in 2008.

As of September 21, 2009, the date on which its merger with BFC was consummated, Woodbridge had federal and Florida NOL carryforwards of approximately $105.3 million and $211.0 million, respectively, which expire beginning in 2027 through 2029. Woodbridge had established a valuation allowance for its entire deferred tax assets, net of the deferred tax liabilities.

Prior to the merger, Woodbridge was subject to U.S. federal income tax as well as to income tax in multiple state jurisdictions. Woodbridge is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for tax years before 2005. In January of 2009, Woodbridge received a letter from the IRS stating that Woodbridge and its subsidiaries have been selected for an examination of the tax periods ending December 31, 2005, 2006 and 2007. In August of 2008, Woodbridge received $29.7 million from the Internal Revenue Service (IRS) in connection with the filing of a refund claim for the carry back to 2005 and 2006 of tax losses incurred in 2007. The examination of the 2007 tax refund claim was completed in May of 2010 with no changes. In April of 2010, both BankAtlantic Bancorp and Woodbridge were notified by the IRS that it would examine the 2009 and 2008 tax refund claims, respectively. Both examinations are in process and are expected to be concluded in 2011. While there is no assurance as to the results of these examinations, it is not currently anticipated that there will be any material adjustments to the refund claims.

Bluegreen and its subsidiaries file income tax return in the U.S. federal jurisdiction and various states and foreign jurisdictions. With certain exceptions, Bluegreen is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2006. As of December 31, 2010, Bluegreen has federal NOL carryforwards related to continuing operations of approximately $150.4 million, which expire beginning in 2022 through 2029, and alternative minimum tax credit carryforwards of $38 million, which never expire. Additionally, as of December 31, 2010, Bluegreen had state operating loss carryforwards of approximately $460.7 million, which expire beginning in 2012 through 2030.

In March 2011, Bluegreen received notice from the Minnesota Department of Revenue that Bluegreen Corporation’s Franchise Tax Returns for the years ended December 31, 2007 through 2009 were selected for audit. The audit field work has not yet been scheduled. While there is no assurance as to the results of the audit, Bluegreen does not currently anticipate any material adjustments in connection with this examination.

Pizza Fusion files separate U.S. Federal and Florida income tax returns and is no longer subject to U.S. federal, state and local income tax examination by tax authorities for years before 2006. As of December 31, 2010, Pizza Fusion’s U.S. Federal and state NOL carryforwards was approximately $6 million which expire from 2027 through 2030.

BankAtlantic Bancorp and its subsidiaries file a consolidated federal income tax return but separate state income tax returns. BankAtlantic Bancorp’s state NOL carryforwards were $728.1 million as of December 31, 2010 and expire from 2016 through 2030. BankAtlantic Bancorp’s income tax returns for all years subsequent to the 2003 tax year are subject to examination. Various state jurisdiction tax years remain open to examination. BankAtlantic Bancorp’s 2003 through 2009 federal income tax returns are currently under examination by the Internal Revenue Service, and no other income tax filings are under examination by any other taxing authority.

Prior to December 31, 1996, BankAtlantic was permitted to deduct from taxable income an allowance for bad debts which was in excess of the provision for such losses charged to income. Accordingly, at December 31, 2010, BankAtlantic Bancorp had $21.5 million of excess allowance for bad debts for which no provision for income tax has been provided. If, in the future, this portion of retained earnings is distributed, or BankAtlantic no longer qualifies as a bank for tax purposes, federal income tax of approximately $7.5 million would be realized.

As of December 31, 2010, deferred tax assets included $320.8 million, the amount of BankAtlantic Bancorp’s federal income tax NOL carry-forwards of which $69.6 million expire in 2028, $67.3 million expire in 2029, and $183.9 million expire in 2030. BankAtlantic Bancorp federal tax credit carry-forwards were $2.1 million at December 31, 2010 and expire from 2025 to 2029.